EXHIBIT 99.1

Canadian Derivatives Clearing Corporation

(Options as of September 30, 2026)

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
5N Plus Inc.	VNP	VNP
Advantage Oil & Gas Ltd.	AAV	AAV
Aecon Group Inc.	ARE	ARE
Ag Growth International Inc.	AFN	AFN
AGF Management Ltd., Cl. B	AGF	AGF.B
Agnico Eagle Mines Limited	AEM	AEM
Air Canada	AC	AC
Alamos Gold Inc.	AGI	AGI
Alaris Equity Partners Income Trust	AD	AD.UN
Algoma Steel Group Inc.	ASTL	ASTL
Algonquin Power & Utilities Corp.	AQN	AQN
Alimentation Couche Tard Inc.	ATD	ATD
Allied Gold Corporation	AAUC	AAUC
Allied Properties Real Estate Investment Trust	AP	AP.UN
AltaGas Ltd.	ALA	ALA
Altius Minerals Corporation	ALS	ALS
Altus Group Limited	AIF	AIF
Amerigo Resources Ltd.	ARG	ARG
Andean Precious Metals	APM	APM
Apotex Health	APTX	APTX
ARC Resources Ltd.	ARX1	ARX1
Aris Mining Corporation	ARIS	ARIS
Aritzia Inc.	ATZ	ATZ
Artis Real Estate Investment Trust	RFA1	RFA1
ATCO Ltd.	ACO	ACO.X

1

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Athabasca Oil Corp.	ATH	ATH
AtkinsRéalis Group Inc.	ATRL	ATRL
Atrium Mortgage Investment Corporation	AI	AI
ATS Corporation	ATS	ATS
Aurora Cannabis Inc.	ACB	ACB
AutoCanada Inc.	ACQ	ACQ
Aya Gold & Silver Inc.	AYA	AYA
B2Gold Corp.	BTO	BTO
Badger Infrastructure Solutions Ltd.	BDGI	BDGI
Ballard Power Systems Inc.	BLDP	BLDP
Bank of Montreal	BMO	BMO
Bank of Nova Scotia (The)	BNS	BNS
Barrick Gold Corporation	ABX	ABX
Bausch Health Companies Inc.	BHC	BHC
Baytex Energy Corp.	BTE	BTE
BCE Inc.	BCE	BCE
Birchcliff Energy Limited	BIR	BIR
Bird Construction Inc.	BDT	BDT
BlackBerry Limited	BB	BB
Boardwalk Real Estate Investment Trust	BEI	BEI.UN
Bombardier Inc., Cl. B	BBD	BBD.B
Boyd Group Services Inc.	BYD	BYD
Brookfield Asset Management Inc	BAM	BAM
Brookfield Business Corporation	BBUC	BBUC
Brookfield Corporation	BN	BN

2

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Brookfield Infrastructure Partners L.P.	BIP	BIP.UN
Brookfield Renewable Corporation	BEPC	BEPC
Brookfield Renewable Partners L.P.	BEP	BEP.UN
BRP Inc.	DOO	DOO
CAE Inc.	CAE	CAE
Cameco Corporation	CCO	CCO
Canaccord Genuity Group Inc.	CF	CF
Canada Goose Holdings Inc.	GOOS	GOOS
Canadian Apartment Properties Real Estate Investment Trust	CAR	CAR.UN
Canadian Imperial Bank of Commerce	CM	CM
Canadian National Railway Company	CNR	CNR
Canadian Natural Resources Limited	CNQ	CNQ
Canadian Pacific Kansas City Limited	CP	CP
Canadian Tire Corporation Limited	CTC	CTC.A
Canadian Utilities Limited	CU	CU
Canfor Corporation	CFP	CFP
Canopy Growth Corporation	WEED	WEED
Capital Power Corporation	CPX	CPX
Capstone Copper Corp.	CS	CS
Cardinal Energy Ltd.	CJ	CJ
Cargojet Inc.	CJT	CJT
Cascades Inc.	CAS	CAS
CCL Industries Inc.	CCL	CCL.B
Celestica Inc.	CLS	CLS
Cenovus Energy Inc.	CVE	CVE
3

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Cenovus Energy Inc.	CVE1	CVE1
Centerra Gold Inc.	CG	CG
CES Energy Solutions Corp.	CEU	CEU
CGI Inc.	GIB	GIB.A
Champion Iron Limited	CIA	CIA
Chartwell Retirement Residences	CSH	CSH.UN
Chemtrade Logistics Income Fund	CHE	CHE.UN
Choice Properties Real Estate Investment Trust	CHP	CHP.UN
Chorus Aviation Inc., Cl. B	CHR	CHR
Cineplex Inc.	CGX	CGX
Cogeco Communications Inc.	CCA	CCA
Collective Mining Ltd	CNL	CNL
Computer Modelling Group Ltd.	CMG	CMG
Coveo Solutions Inc.	CVO	CVO
Crombie Real Estate Investment Trust	CRR	CRR.UN
Cronos Group Inc.	CRON	CRON
Curaleaf Holdings, Inc	CURA	CURA
Definity Financial Corporation	DFY	DFY
Denison Mines Corp.	DML	DML
Descartes Systems Group Inc.	DSG	DSG
Discovery Mining Ltd.	DSV	DSV
Dollarama Inc.	DOL	DOL
Dorel Industries Inc. Cl. B	DII	DII.B
Dream Industrial Real Estate Investment Trust	DIR	DIR.UN
Dream Office Real Estate Investment Trust	D	D.UN

4

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Dundee Precious Metals Inc.	DPM	DPM
Dye & Durham Limited	DND	DND
Eldorado Gold Corp.	ELD	ELD
Eldorado Gold Corp.	ELD1	ELD1
Electrovaya Inc.	ELVA	ELVA
Element Fleet Management Corp.	EFN	EFN
Emera Inc.	EMA	EMA
Empire Company Limited	EMP	EMP.A
Enbridge Inc.	ENB	ENB
Endeavour Mining plc	EDV	EDV
Endeavour Silver Corp.	EDR	EDR
Enerflex Ltd.	EFX	EFX
Energy Fuels Inc.	EFR	EFR
EQB Inc.	EQB	EQB
Equinox Gold Corp	EQX	EQX
Equinox Gold Corp	EQX1	EQX1
Ero Copper Corp.	ERO	ERO
Exchange Income Corporation	EIF	EIF
Extendicare Inc.	EXE	EXE
Fiera Capital Corporation	FSZ	FSZ
Finning International Inc.	FTT	FTT
First Capital Real Estate Investment Trust	FCR	FCR.UN
First Majestic Silver Corp.	AG	AG
First Quantum Minerals Ltd.	FM	FM
Fortis Inc.	FTS	FTS

5

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Fortuna Mining Corp.	FVI	FVI
Franco-Nevada Corp.	FNV	FNV
Freehold Royalties Ltd.	FRU	FRU
Frontera Energy Corporation	FEC	FEC
Frontera Energy Corporation	FEC1	FEC1
G Mining Ventures Corp.	GMIN	GMIN
Galaxy Digital Inc.	GLXY	GLXY
George Weston Limited	WN	WN
GFL Environmental Inc.	GFL	GFL
GFL Environmental Inc.	GFL1	GFL1
Gibson Energy Inc.	GEI	GEI
Gildan Activewear Inc.	GIL	GIL
goeasy Ltd.	GSY	GSY
Granite Real Estate Investment Trust Inc.	GRT	GRT.UN
Great-West Lifeco Inc.	GWO	GWO
Groupe Dynamite Inc.	GRGD	GRGD
H&R Real Estate Investment Trust	HR	HR.UN
Hammond Power Solutions Inc.	HPS	HPS.A
Headwater Exploration Inc.	HWX	HWX
Hudbay Minerals Inc.	HBM	HBM
Hut 8 Corp.	HUT	HUT
Hydro One Limited	H	H
iA Financial Corporation Inc.	IAG	IAG
IAMGOLD Corporation	IMG	IMG
IGM Financial Inc.	IGM	IGM
6

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Imperial Oil Limited	IMO	IMO
Intact Financial Corporation	IFC	IFC
Interfor Corporation	IFP	IFP
IsoEnergy Ltd.	ISO	ISO
Ivanhoe Mines Ltd.	IVN	IVN
K92 Mining Inc.	KNT	KNT
Keel Infrastructure Corp.	KEEL1	KEEL1
Keyera Corp.	KEY	KEY
Killam Apartment Real Estate Investment Trust	KMP	KMP.UN
Kinaxis Inc.	KXS	KXS
Kinross Gold Corporation	K	K
Labrador Iron Ore Royalty Corporation	LIF	LIF
Laurentian Bank of Canada	LB	LB
Lightspeed POS Inc.	LSPD	LSPD
Linamar Corporation	LNR	LNR
Lithium Americas Corp.	LAC	LAC
Loblaw Companies Ltd.	L	L
Lundin Gold Inc.	LUG	LUG
Lundin Gold Inc.	LUG2	LUG2
Lundin Mining Corporation	LUN	LUN
Magna International Inc	MG	MG
Major Drilling Group International Inc.	MDI	MDI
Manulife Financial Corporation	MFC	MFC
Maple Leaf Foods Inc.	MFI	MFI
Martinrea International Inc.	MRE	MRE

7

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Mattr Corp.	MATR	MATR
MDA Space Ltd.	MDA	MDA
Methanex Corporation	MX	MX
Metro Inc.	MRU	MRU
Montage Gold Corp.	MAU	MAU
Mullen Group Ltd.	MTL	MTL
National Bank of Canada	NA	NA
Neo Performance Materials Inc.	NEO	NEO
NexGen Energy Ltd.	NXE	NXE
NFI Group Inc.	NFI	NFI
NGEx Minerals Ltd.	NGEX	NGEX
Northland Power Inc.	NPI	NPI
Northwest Healthcare Properties Real Estate Investment Trust	VITL	VITL.U
NovaGold Resources Inc.	NG	NG
Nutrien Ltd.	NTR	NTR
Obsidian Energy Ltd.	OBE	OBE
OceanaGold Corporation	OGC	OGC
Onex Corporation	ONEX	ONEX
Open Text Corp.	OTEX	OTEX
Osisko Gold Royalties Ltd.	OR	OR
Ovintiv Inc.	OVV	OVV
Pan American Silver Corporation	PAAS	PAAS
Paramount Resources Ltd.	POU	POU
Paramount Resources Ltd.	POU1	POU1
Parex Resources Inc.	PXT	PXT

8

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Pembina Pipeline Corporation	PPL	PPL
Perpetua Resources Corp.	PPTA	PPTA
Pet Valu Holdings Ltd.	PET	PET
Peyto Exploration & Development Corp.	PEY	PEY
Power Corporation of Canada	POW	POW
PrairieSky Royalty Ltd.	PSK	PSK
Precision Drilling Corporation	PD	PD
Premium Brands Holdings Corporation	PBH	PBH
Primaris Retail Real Estate Investment Trust	PMZ	PMZ.UN
Properl Holdings Inc.	PRL	PRL
Quebecor Inc., Cl. B	QBR	QBR.B
RB Global Inc.	RBA	RBA
Real Matters Inc.	REAL	REAL
Restaurant Brands International	QSR	QSR
RioCan Real Estate Investment Trust	REI	REI.UN
Rockpoint Gas Storage	RGSI	RGSI
Rogers Communication Inc.	RCI	RCI.B
Royal Bank of Canada	RY	RY
Russel Metals Inc.	RUS	RUS
Saputo Inc.	SAP	SAP
Savaria Corporation	SIS	SIS
Seabridge Gold Inc.	SEA	SEA
Seabridge Gold Inc.	SEA1	SEA1
Shopify Inc.	SHOP	SHOP
Sienna Senior Living Inc.	SIA	SIA

9

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Silvercorp Metals Inc.	SVM	SVM
Skeena Resources Limited	SKE	SKE
SmartCentres Real Estate Investment Trust	SRU	SRU.UN
South Bow Corporation	SOBO	SOBO
Spin Master Corp.	TOY	TOY
SSR Mining Inc.	SSRM	SSRM
Stantec Inc.	STN	STN
Stella-Jones Inc.	SJ	SJ
StorageVault Canada Inc.	SVI	SVI
Strathcona Resources Ltd.	SCR	SCR
Suncor Energy Inc.	SU	SU
SunLife Financial Inc.	SLF	SLF
Superior Plus Corp.	SPB	SPB
Tamarack Valley Energy Ltd.	TVE	TVE
TC Energy Corporation	TRP	TRP
TC Energy Corporation	TRP1	TRP1
Teck Resources Limited	TECK	TECK.B
TELUS Corporation	T	T
Tenaz Energy Corp.	TNZ	TNZ
TFI International Inc.	TFII	TFII
The North West Company Inc.	NWC	NWC
Thomson Reuters Corporation	TRI	TRI
Thomson Reuters Corporation	TRI1	TRI1
Tilray Brands Inc.	TLRY	TLRY
Tilray Inc.	TLRY1	TLRY1

10

Equity Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
TMX Group Limited	X	X
Topaz Energy Corp.	TPZ	TPZ
Torex Gold Resources Inc.	TXG	TXG
Toromont Industries Ltd.	TIH	TIH
Toronto-Dominion Bank (The)	TD	TD
Tourmaline Oil Corp.	TOU	TOU
TransAlta Corporation	TA	TA
Transcontinental Inc.	TCL	TCL.A
Transcontinental Inc.	TCL1	TCL1
Trilogy Metals Inc.	TMQ	TMQ
Triple Flag Precious Metals Corp.	TFPM	TFPM
Trisura Group Ltd.	TSU	TSU
Valeura Energy Inc.	VLE	VLE
Vermilion Energy Inc.	VET	VET
Waste Connections Inc.	WCN	WCN
WELL Health Technologies Corp.	WELL	WELL
Wesdome Gold Mines Ltd.	WDO	WDO
West Fraser Timber Co. Ltd.	WFG	WFG
Westshore Terminals Investment Corporation	WTE	WTE
Wheaton Precious Metals Corp.	WPM	WPM
Whitecap Resources Inc.	WCP	WCP
Whitecap Resources Inc.	WCP1	WCP1
WSP Global Inc.	WSP	WSP

11

Index Options -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
S&P/TSX 60 Index Standard Options	SXO	TX60
S&P/TSX 60 Mini Index Options	SMO	MI60
S&P/TSX Capped Utilities Index Options	SXV	TTUT
S&P/TSX Composite Index Banks (Industry Group) Options	SXJ	TXBA

Options on CEFs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Sprott Physical Gold Trust	PHYS	PHYS
Sprott Physical Silver Trust	PSLV	PSLV
Sprott Physical Uranium Trust	U	U.UN

12

Options on CDRs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
Advanced Micro Devices CDR	AMD	AMD
Alphabet CDR	GOOG	GOOG
Amazon.com CDR	AMZN	AMZN
Apple CDR	AAPL	AAPL
Berkshire Hathaway CDR	BRK	BRK
Broadcom CDR	AVGO	AVGO
Costco CDR	COST	COST
Intel CDR	INTC	INTC
Lululemon CDR	LULU	LULU
Meta CDR	META	META
Micron CDR	MU	MU
Microsoft CDR	MSFT	MSFT
Netflix CDR	NFLX	NFLX
Nvidia CDR	NVDA	NVDA
Palantir CDR	PLTR	PLTR
SpaceX CDR	SPCX	SPCX
Tesla CDR	TSLA	TSLA
Uber CDR	UBER	UBER
UnitedHealth CDR	UNH	UNH
Walmart CDR	WMT	WMT

13

Options on ETFs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
3iQ Bitcoin ETF	BTCQ	BTCQ
3iQ Ether Staking ETF	ETHQ	ETHQ
BetaPro Canadian Gold Miners -2x Daily Bear ETF	GDXD	GDXD
BetaPro Canadian Gold Miners 2x Daily Bull ETF	GDXU	GDXU
BetaPro Crude Oil Inverse Leveraged Daily Bear ETF	HOD	HOD
BetaPro Crude Oil Inverse Leveraged Daily Bear ETF	HOD1	HOD1
BetaPro Natural Gas Inverse Leveraged Daily Bear ETF	HND	HND
BetaPro Natural Gas Leveraged Daily Bull ETF	HNU	HNU
BMO Aggregate Bond Index ETF	ZAG	ZAG
BMO Equal Weight Banks Index ETF	ZEB	ZEB
BMO Equal Weight US Banks Hedged to CAD Index ETF	ZUB	ZUB
BMO Equal Weight US Banks Index ETF CAD Units	ZBK	ZBK
BMO Equal Weight Utilities Index ETF	ZUT	ZUT
BMO Gold Bullion ETF	ZGLD	ZGLD
BMO High Yield US Corporate Bond Hedged to CAD Index ETF	ZHY	ZHY
BMO Laddered Preferred Share Index ETF	ZPR	ZPR
BMO Low Volatility Canadian Equity ETF	ZLB	ZLB
BMO MSCI EAFE Hedged to CAD Index ETF	ZDM	ZDM
BMO MSCI USA High Quality Index ETF	ZUQ	ZUQ
BMO Nasdaq 100 Equity Hedged to CAD Index ETF	ZQQ	ZQQ
BMO S&P 500 Hedged to CAD Index ETF	ZUE	ZUE
BMO S&P 500 Index ETF	ZSP	ZSP
BMO S&P/TSX 60 INDEX ETF	ZIU	ZIU
BMO S&P/TSX Capped Composite Index ETF	ZCN	ZCN
CI Galaxy Bitcoin ETF	BTCX	BTCX.B

14

Options on ETFs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
CI Galaxy Ethereum ETF	ETHX	ETHX.B
Evolve Bitcoin ETF	EBIT	EBIT
Evolve Ether ETF	ETHR	ETHR
Evolve FANGMA Index ETF	TECH	TECH
Evolve NASDAQ Technology Index Fund	QQQT	QQQT
Global X Active Preferref Share ETF	HPR	HPR
Global X Equal Weight Canadian Banks Index ETF	HBNK	HBNK
Global X Equal Weight Canadian Pipelines Index ETF	PPLN	PPLN
Global X Equal Weight Canadian Telecommunications Index ETF	RING	RING
Global X Marijuana Life Sciences Index ETF	HMMJ	HMMJ
Global X Nasdaq-100 Index Corporatw Class ETF	HXQ	HXQ
Global X S&P 500 Index ETF	USSX	USSX
Global X S&P/TSX 60 Index Corporate Class ETF	HXT	HXT
Global X S&P/TSX 60 Index ETF	CNDX	CNDX
iShares Canadian Corporate Bond Index ETF	XCB	XCB
iShares Canadian Select Dividend Index ETF	XDV	XDV
iShares Core Canadian Short Term Bond Index ETF	XSB	XSB
iShares Core Canadian Universe Bond Index ETF	XBB	XBB
iShares Core S&P 500 Index ETF (CAD-Hedged)	XSP	XSP
iShares Core S&P/TSX Capped Composite Index ETF	XIC	XIC
iShares MSCI EAFE Index ETF (CAD-Hedged)	XIN	XIN
iShares S&P/TSX 60 Index ETF	XIU	XIU
iShares S&P/TSX Capped Energy Index ETF	XEG	XEG
iShares S&P/TSX Capped Financials Index ETF	XFN	XFN
iShares S&P/TSX Capped REIT Index ETF	XRE	XRE

15

Options on ETFs -- Name of Underlying Instrument	Option Symbol	Underlying Symbol
iShares S&P/TSX Capped Utilities Index ETF	XUT	XUT
iShares S&P/TSX Global Base Metals Index ETF	XBM	XBM
iShares S&P/TSX Global Gold Index ETF	XGD	XGD
iShares U.S. Small Cap Index ETF (CAD-Hedged)	XSU	XSU
Purpose Bitcoin ETF CAD ETF Non-currency Hedged Units	BTCC	BTCC.B
Purpose Ether ETF	ETHH	ETHH.B
Purpose Gold Bullion Fund	KILO	KILO.B
Purpose Solana ETF Currency Hedged Units	SOLL	SOLL
Vanguard Canadian Aggregate Bond Index ETF	VAB	VAB
Vanguard Canadian Short-Term Bond Index ETF	VSB	VSB
Vanguard Canadian Short-Term Corporate Bond Index ETF	VSC	VSC
Vanguard S&P 500 Index ETF	VFV	VFV
XRP Evolve ETF	XRP	XRP
XRP Purpose ETF	XRPP	XRPP

16